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                                                                   Exhibit 10.42

                       ASSIGNMENT AND SECURITY AGREEMENT

      THIS ASSIGNMENT AND SECURITY AGREEMENT (this "Assignment Agreement"), dated as of September 9, 1999, made by NEXTEL PARTNERS OPERATING CORP., a Delaware corporation (the "Grantor"), in favor of BANK OF MONTREAL, as administrative agent (together with any successor(s) thereto in such capacity, the "Administrative Agent") for each of the Secured Parties (as defined below).

                                  WITNESSETH:

      WHEREAS, pursuant to an Amended and Restated Credit Agreement, dated as of September 9, 1999 (the "Amended and Restated Credit Agreement"), amending and restating in its entirety the Credit Agreement, dated as of January 29, 1999 (as amended, supplemented, amended and restated or otherwise modified prior to the Restatement Effective Date (as defined in the Amended and Restated Credit Agreement), the "Credit Agreement"), among the Grantor, the various commercial lending institutions (individually a "Lender" and collectively the "Lenders") as are, or may from time to time become, parties thereto, DLJ Capital Funding, Inc., as syndication agent, The Bank of New York, as documentation agent, and the Administrative Agent, the Lenders have extended a Term-C Loan Commitments to make Term-C Loans to the Grantor;

      WHEREAS, as a condition precedent to the making of the Term-C Loans under the Amended and Restated Credit Agreement, the Grantor is required to execute and deliver this Assignment Agreement; and

      WHEREAS, the Grantor has duly authorized the execution, delivery and performance of this Assignment Agreement;

      NOW THEREFORE, for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, and in order to induce the Lenders to make the Term-C Loans to the Grantor pursuant to the Amended and Restated Credit Agreement, the Grantor agrees, for the benefit of each Secured Party, as follows:
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                                   ARTICLE I

                                  DEFINITIONS

      SECTION 1.1. Certain Terms. The following terms (whether or not underscored) when used in this Assignment Agreement, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

      "Administrative Agent" is defined in the preamble.

      "Amended and Restated Credit Agreement" is defined in the preamble.

      "Assigned Agreements" is defined in Section 2.1.

      "Assignment Agreement" is defined in the preamble.

      "Collateral" is defined in Section 2.1.

      "Credit Agreement" is defined in the first recital.

      "Grantor" is defined in the preamble.

      "Lenders" is defined in the first recital.

      "Secured Obligations" is defined in Section 2.2.

      "Secured Party" means, as the context may require, any Lender or the Administrative Agent and each of its respective successors, transferees and assigns.

      "U.C.C." means the Uniform Commercial Code, as in effect in the State of New York.

      SECTION 1.2. Amended and Restated Credit Agreement Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Assignment Agreement, including its preamble and recitals, have the meanings provided in the Amended and Restated Credit Agreement.

      SECTION 1.3. U.C.C. Definitions. Unless otherwise defined herein or the context otherwise requires, terms for which meanings are provided in the U.C.C. are used in this Assignment Agreement, including its preamble and recitals, with such meanings.


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                                   ARTICLE II

                                ASSIGNMENT, ETC.

      SECTION 2.1. Assignment. The Grantor hereby assigns to the Administrative Agent for its benefit and the ratable benefit of each of the Secured Parties, and hereby grants to the Administrative Agent for its benefit and the ratable benefit of each of the Secured Parties a security interest in, all of the Grantor's right, title and interest, whether now existing or hereafter arising or acquired, in and to the following (collectively, the "Collateral"):

            (a) each agreement described on Schedule I hereto, as each such agreement may be amended or otherwise modified from time to time (as so amended or modified, collectively, the "Assigned Agreements")

            (b) all of the Grantor's rights and benefits (whether monetary or otherwise), whether benefits due or to become due, under or pursuant to any Assigned Agreement,

            (c) all rights of the Grantor to receive proceeds of any insurance, indemnity, warranty, guaranty or collateral security with respect to any Assigned Agreement,

            (d) all claims of the Grantor for damages arising out of or for breach of or default under any Assigned Agreement,

            (e) all rights of the Grantor to terminate any Assigned Agreement, to perform thereunder and to compel performance and otherwise exercise all remedies thereunder, and

            (f) to the extent not included in the foregoing, all proceeds of any and all of the foregoing collateral.

      SECTION 2.2. Security for Obligations. This Assignment Agreement secures the payment of all Obligations now or hereafter existing under the Amended and Restated Credit Agreement and each other Loan Document to which any Obligor is or may become a party, whether for principal, interest, costs, fees, expenses or otherwise (all such obligations, collectively, the "Secured Obligations").

      SECTION 2.3. Continuing Assignment and Security Interest; Transfer of Notes. This Assignment Agreement shall create a continuing assignment of and security interest in the Collateral and shall

            (a) remain in full force and effect until payment in full in cash of all Secured Obligations then due, the termination or expiration of all Letters of Credit and the termination of all Commitments,


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            (b) be binding upon the Grantor, its successors, transferees and assigns, and

            (c) inure, together with the rights and remedies of the Administrative Agent hereunder, to the benefit of the Administrative Agent and each other Secured Party.

Without limiting the generality of the foregoing clause (c), any Lender may assign or otherwise transfer (in whole or in part) any Note or Credit Extension held by it to any other Person or entity, and such other Person or entity shall, to the extent of such transfer, thereupon become vested with all the rights and benefits in respect thereof granted to such Lender under any Loan Document (including this Assignment Agreement) or otherwise, subject, however, to any contrary provisions in such assignment, or transfer, and to the provisions of
Section 10.11 and Article IX of the Credit Agreement. Upon the payment in full in cash of all Secured Obligations then due, the termination or expiration of all Letters of Credit and the termination of all Commitments, the security interest granted herein shall terminate and all rights to the Collateral shall revert to the Grantors. Upon any such termination, the Administrative Agent will, at the sole expense of the Grantor, execute and deliver to the Grantor such instruments as the Grantor shall reasonably request to evidence such termination.

      SECTION 2.4. Grantor Remain Liable. Anything herein to the contrary notwithstanding,

            (a) the Grantor shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Assignment Agreement had not been executed,

            (b) the exercise by the Administrative Agent of any of its rights hereunder shall not release the Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral, and

            (c) neither the Administrative Agent nor any other Secured Party shall have any obligation or liability under any such contracts or agreements included in the Collateral by reason of this Assignment Agreement, nor shall the Administrative Agent or any other Secured Party be obligated to perform any of the obligations or duties of the Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

      SECTION 2.5. Security Interest Absolute. All rights of the Administrative Agent and the security interests granted to the Administrative Agent hereunder, and all obligations of the Grantor hereunder, shall be absolute and unconditional, irrespective of

            (a) any lack of validity or enforceability of the Amended and Restated Credit Agreement or any other Loan Document,


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            (b) the failure of any Secured Party or any holder of any Note

                  (i) to assert any claim or demand or to enforce any right or remedy against the Grantor, any other Obligor or any other Person under the provisions of the Amended and Restated Credit Agreement, any other Loan Document or otherwise, or

                  (ii) to exercise any right or remedy against any other
            guarantor of, or collateral securing, any Obligations of the Grantor or any other Obligor,

            (c) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations or any other extension, compromise or renewal of any Obligation of the Grantor or any other Obligor,

            (d) any reduction, limitation, impairment or termination of any Obligations of the Grantor or any other Obligor for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and the Grantor hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Obligations of the Grantor, any other Obligor or otherwise,

            (e) any amendment to, rescission, waiver, or other modification of, or any consent to departure from, any of the terms of the Amended and Restated Credit Agreement or any other Loan Document,

            (f) any addition, exchange, release, surrender or non-perfection of any collateral (including the Collateral), or any amendment to or waiver or release of or addition to or consent to departure from any guaranty, for any of the Obligations, or

            (g) any other circumstances which might otherwise constitute a defense available to, or a legal or equitable discharge of, the Grantor, any other Obligor, any surety or any guarantor.


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                                  ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

      The Grantor represents and warrants unto each Secured Party as set forth in this Article.

      SECTION 3.1. Representations and Warranties. The Grantor represents and warrants unto each Secured Party as set forth in this Section 3.2.

      (a) Validity, etc. This Assignment Agreement constitutes, and each other Loan Document executed by the Grantor will, on the due execution and delivery thereof, constitute, the legal, valid and binding obligations of the Grantor enforceable in accordance with their respective terms, in each case, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

      (b) Validity of Assigned Agreements. Each Assigned Agreement, a true and complete copy of which has been furnished to each Lender, has been duly authorized, executed and delivered by the parties thereto, has not been amended or otherwise modified except as set forth in Section 2.1, and is in full force and effect and is binding upon and enforceable against the parties thereto in accordance with its terms. As of the date hereof, the Grantor has fully performed all of its obligations under each Assigned Agreement, to the extent required under such Assigned Agreement to be performed on or prior to the date hereof, and no other party to any Assigned Agreement has any defense, setoff or counterclaim arising under such Assigned Agreement. There exists no default under any Assigned Agreement by any party thereto.

      (c) Location of Collateral. The place(s) of business and chief executive office of the Grantor and the office(s) where the Grantor keep their respective records concerning the Collateral, and the original copies of all chattel paper which evidences the Collateral, are located at the address specified for the Grantor opposite its name on Schedule II hereto. The Grantor has no trade name other than as set forth on Schedule II hereto. The Grantor has not been known by any legal name different from the one set forth on the signature page hereto, nor has the Grantor been the subject of any merger or other corporate reorganization, except as set forth on Schedule II hereto. To the extent that any Assigned Agreement or other Collateral constitutes chattel paper, such chattel paper has been delivered to the Administrative Agent. None of the Collateral is evidenced by a promissory note or other instrument.

      (d) Ownership, No Liens, etc. The Grantor owns the Collateral free and clear of any Lien, security interest, charge or encumbrance except for the security interest created by this Assignment Agreement. No effective financing statement or other instrument similar in effect


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covering all or any part of the Collateral is on file in any recording office, except such as may have been filed in favor of the Administrative Agent relating to this Assignment Agreement.

      (e) Validity, etc. This Assignment Agreement creates a valid first priority security interest in the Collateral, securing the payment of the Secured Obligations, and all filings and other actions necessary or desirable to perfect and protect such security interest have been duly taken.

      (f) Authorization, Approval, etc. No authorization, approval or other action by, and no notice to or filing (other than U.C.C. filings which will be made on or prior to the Closing Date) with, any governmental authority or regulatory body is required either

            (i) for the grant by the Grantor of the assignment and security interest granted hereby or for the execution, delivery and performance of this Assignment Agreement by the Grantor, or

            (ii) for the perfection of or the exercise by the Administrative Agent of its rights and remedies hereunder.

      (g) Compliance with Laws. The Grantor is in compliance with the requirements of all applicable laws (including, without limitation, the provisions of the Fair Labor Standards Act), rules, regulations and orders of every governmental authority, the non-compliance with which could reasonably be expected to have a Material Adverse Effect or which could reasonably be expected to materially adversely affect the value of any Collateral or the worth of the Collateral as collateral security.

                                   ARTICLE IV

                                   COVENANTS

      SECTION 4.1. Certain Covenants. The Grantor covenants and agrees that, until payment in full of all Secured Obligations then due, the termination or expiration of all Letters of Credit and the termination of all Commitments, such Grantor will, unless the Required Lenders shall otherwise consent in writing, perform, comply with and be bound by the Obligations set forth in this Article IV.

      SECTION 4.1.1 As to the Assigned Agreements. The Grantor shall at its expense:

            (a) perform and observe all the terms and provisions of the Assigned Agreements to be performed or observed by it, maintain each Assigned Agreement in full force and effect except as otherwise permitted by the Credit Agreement, enforce each Assigned Agreement in accordance with its terms, and take all such action to


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      such end as may be from time to time reasonably requested by the
      Administrative Agent; and

            (b) furnish to the Administrative Agent promptly upon receipt thereof copies of all material notices, requests and other documents delivered by or to the Grantor under or pursuant to any Assigned Agreement which notice, request or document (x) relates to any default or nonperformance of the Grantor or any counterparty to such Assigned Agreement or any termination of such Assigned Agreement or (y) relates to the occurrence (or nonoccurrence) of any event which could reasonably be expected to have a Material Adverse Effect or a material adverse effect on the ability of the Grantor or such counterparty to perform its obligations under such Assigned Agreement, and from time to time

                  (i) furnish to the Administrative Agent such information and reports regarding the Collateral as the Administrative Agent may reasonably request and

                  (ii) upon request of the Administrative Agent make to any
            other party to any Assigned Agreement such demands and requests for information and reports or for action as the Grantor is entitled to make under any Assigned Agreement.

      SECTION 4.1.2 Transfers and Other Liens. The Grantor agrees for the benefit of the Administrative Agent and the Secured Parties that it shall not:

            (a) sell, assign (by operation of law or otherwise) or otherwise dispose of any of the Collateral, or create or suffer to exist any Lien, security interest or other charge or encumbrance upon or with respect to any of the Collateral to secure Indebtedness of any Person or entity, except for the assignment and security interest created by this Assignment Agreement;

            (b) cancel or terminate any Assigned Agreement or consent to or accept any cancellation or termination thereof other than in accordance with its terms; or

            (c) amend or otherwise modify any Assigned Agreement, waive any default under or breach of any Assigned Agreement, or take any other action in connection with any Assigned Agreement which, in any case, would reasonably be expected to impair the value of the interest or rights of the Grantor thereunder or which would impair the interest or rights of the Administrative Agent.

      SECTION 4.1.3 Further Assurances. The Grantor agrees that from time to time, at the expense of the Grantor, the Grantor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Administrative Agent may request, in order to perfect and protect the assignment and


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security interest granted or purported to be granted hereby or to enable the
Administrative Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, the Grantor will

            (a) if any Collateral shall be evidenced by a promissory note or other instrument, negotiable document or chattel paper, deliver and pledge to the Administrative Agent hereunder such promissory note or instrument, negotiable document or chattel paper duly indorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to the Administrative Agent; and

            (b) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as the Administrative Agent may request, in order to perfect and preserve the assignment and security interest granted or purported to be granted hereby; and

            (c) mark conspicuously each copy of any Collateral that constitutes chattel paper and, at the request of the Administrative Agent, each of its records pertaining to the Collateral with a legend, in form and substance satisfactory to the Administrative Agent, indicating that such Collateral has been assigned and are subject to the security interest pursuant hereto.

With respect to the foregoing and the grant of the security interest hereunder, the Grantor hereby authorizes the Administrative Agent to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of the Grantor where permitted by law. A carbon, photographic or other reproduction of this Assignment Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

      SECTION 4.1.4 Place of Perfection; Records; Prior Notice of Name Change. The Grantor shall keep its place(s) of business and chief executive office and the office(s) where it keeps its records concerning the Collateral, and the original copies of any chattel paper which evidences any Collateral, at the location therefor specified in Section 3.1.2 or, upon 30 days' prior written notice to the Administrative Agent, at such other location in a jurisdiction where all action required by Section 4.1.3 shall have been taken with respect to the Collateral. The Grantor will hold and preserve such records and will permit representatives of the Administrative Agent at any time during normal business hours to inspect and make abstracts from such records. The Grantor agrees that it will not change its name except upon 30 days' prior written notice to the Administrative Agent.


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                                    ARTICLE V

                            THE ADMINISTRATIVE AGENT

      SECTION 5.1. Administrative Agent Appointed Attorney-in-Fact. The Grantor hereby irrevocably appoints the Administrative Agent the Grantor's attorney-in-fact, with full authority in the place and stead of the Grantor and in the name of the Grantor or otherwise, from time to time following the occurrence and during the continuance of an Event of Default, to take any action (including any action under any Assigned Agreement that the Grantor is entitled to take) and to execute any instrument which the Administrative Agent may deem necessary or advisable to accomplish the purposes of this Assignment Agreement, including, without limitation:

            (a) after the occurrence and continuance of an Event of Default, to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in connection with the Collateral;

            (b) to receive, indorse, and collect any drafts or other instruments, documents and chattel paper in connection with clause (a) above;

            (c) to file any claims or take any action or institute any proceedings which the Administrative Agent may deem to be necessary or desirable for the collection thereof or to enforce compliance with the terms and conditions of the Assigned Agreements; and

            (d) to perform the affirmative obligations of the Grantor hereunder (including all obligations of the Grantor pursuant to Section 4.1.1 and Section 4.1.3).

The Grantor hereby acknowledges, consents and agrees that the power of attorney granted pursuant to this Section is irrevocable and coupled with an interest.

      SECTION 5.2. Administrative Agent May Perform. If the Grantor fails to perform any agreement contained herein, the Administrative Agent may itself perform, or cause performance of, such agreement, and the expenses of the Administrative Agent incurred in connection therewith shall be payable by the Grantor pursuant to Section 6.2.

      SECTION 5.3. Administrative Agent Has No Duty. In addition to, and not in limitation of, Section 2.4 the powers conferred on the Administrative Agent hereunder are solely to protect its interest (on behalf of the Secured Parties) in the Collateral and shall not impose any duty on it to exercise any such powers. Except for reasonable care of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Administrative Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.


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      SECTION 5.4. Reasonable Care. The Administrative Agent is required to exercise reasonable care in the custody and preservation of any of the Collateral in its possession; provided, however, the Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of any of the Collateral, if it takes such action for that purpose as the Grantor reasonably requests in writing at times other than upon the occurrence and during the continuance of any Event of Default, but failure of the Administrative Agent to comply with any such request at any time shall not in itself be deemed a failure to exercise reasonable care.

                                   ARTICLE VI

                                    REMEDIES

      SECTION 6.1. Certain Remedies. If any Event of Default shall have occurred and be continuing:

            (a) the Administrative Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the U.C.C. (whether or not the U.C.C. applies to the affected Collateral) and also may exercise any and all rights and remedies of the Grantor under or in connection with any Assigned Agreement or otherwise in respect of the Collateral, including, without limitation, any and all rights of the Grantor to demand or otherwise require payment of any amount under, or performance of any provision of, any Assigned Agreement;

            (b) all payments received by the Grantor under or in connection with any Assigned Agreement or otherwise in respect of the Collateral shall be received in trust for the benefit of the Administrative Agent, shall be segregated from other funds of the Grantor and shall be forthwith paid over to the Administrative Agent in the same form as so received (with any necessary indorsement); and

            (c) all payments made under or in connection with any Assigned Agreement or otherwise in respect of the Collateral and received by the Administrative Agent may, in the discretion of the Administrative Agent, be held by the Administrative Agent as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Administrative Agent pursuant to Section 6.2) in whole or in part by the Administrative Agent for the ratable benefit of the Secured Parties against, all or any part of the Secured Obligations in such order as the Administrative Agent shall elect. Any surplus of such payments held by the Administrative Agent and remaining after payment in full of all the Secured Obligations shall be paid over to the Grantor or to whomsoever may be lawfully entitled to receive such surplus.


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      SECTION 6.2. Indemnity and Expenses.

      (a) The Grantor hereby agrees, jointly and severally, to indemnify the Administrative Agent from and against any and all claims, losses and liabilities arising out of or resulting from this Assignment Agreement (including, without limitation, enforcement of this Assignment Agreement), except claims, losses or liabilities resulting from the Administrative Agent's gross negligence or wilful misconduct.

      (b) The Grantor agrees, jointly and severally, that it will upon demand pay to the Administrative Agent the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, which the Administrative Agent may incur in connection with

            (i) the administration of this Assignment Agreement,

            (ii) the custody or preservation of, or the collection from or other realization upon, any of the Collateral,

            (iii) the exercise or enforcement of any of the rights of the Administrative Agent or the Secured Parties hereunder, or

            (iv) the failure by the Grantor to perform or observe any of the provisions hereof.

                                   ARTICLE VII

                            MISCELLANEOUS PROVISIONS

      SECTION 7.1. Loan Document. This Assignment Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.

      SECTION 7.2. Amendments; etc. No amendment to or waiver of any provision of this Assignment Agreement nor consent to any departure by the Grantor herefrom shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

      SECTION 7.3. Addresses for Notices. All notices, requests and other communications provided to any party hereto under this Agreement shall be in writing or by facsimile and addressed, delivered or transmitted to such party as follows: (x) in the case of the Grantor or the Administrative Agent, at its address or facsimile number set forth on


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

Schedule II to the Credit Agreement and (y) in the case of any party, at such other address or facsimile number as may be designated by such party in a notice to the other parties. Any notice, (i) if mailed and properly addressed with postage prepaid or (ii) if properly addressed and sent by pre-paid courier service, shall be deemed given when received, or (iii) if transmitted by facsimile, shall be deemed given when transmitted (and telephonic confirmation of receipt thereof has been received).

      SECTION 7.4. Captions. Section captions used in this Assignment Agreement are for convenience of reference only, and shall not affect the construction of this Assignment Agreement.

      SECTION 7.5. Severability. Wherever possible each provision of this Assignment Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Assignment Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Assignment Agreement.

      SECTION 7.6. Governing Law, Entire Agreement, etc. THIS ASSIGNMENT AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK. THIS ASSIGNMENT AGREEMENT AND THE OTHER LOAN DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

      SECTION 7.7. Forum Selection and Consent to Jurisdiction. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS ASSIGNMENT AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE SECURED PARTIES OR THE GRANTOR SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE ADMINISTRATIVE AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. THE GRANTOR HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY SUCH LITIGATION AS


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SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED
THEREBY IN CONNECTION WITH SUCH LITIGATION. THE GRANTOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK. THE GRANTOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT ANY GRANTOR HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, THE GRANTOR HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS ASSIGNMENT AGREEMENT.

      SECTION 7.8. Waiver of Jury Trial. THE SECURED PARTIES AND THE GRANTOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS ASSIGNMENT AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE SECURED PARTIES OR THE GRANTOR. THE GRANTOR ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER LOAN DOCUMENT TO WHICH IT IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDERS ENTERING INTO THE CREDIT AGREEMENT AND EACH SUCH OTHER LOAN DOCUMENT.

      IN WITNESS WHEREOF, the Grantor has caused this Assignment Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                        NEXTEL PARTNERS OPERATING CORP.


                                        By: /s/ John D. [ILLEGIBLE]
                                           -------------------------------------
                                           Title: CFO

                                                                      SCHEDULE I

                               Assigned Agreements

Expansion Territory Asset Transfer and Reimbursement Agreement dated as of September 9, 1999 between Nextel WIP Corp. and Nextel Partners Operating Corp.

Expansion Territory Management Agreement dated as of September 9, 1999 between Nextel WIP Corp. and Nextel Partners Operating Corp.

Supplement No. 1 to Infrastructure Equipment Purchase Agreement between the Borrower and Motorola, Inc.

First Amendment to Analog Management Agreement between the Borrower and NWIP

                                                                     SCHEDULE II

                          Location of Collateral, etc.

Grantor: Nextel Partners Operating Corp.

Item 1. Place(s) of business and chief executive office of such Grantor and the office(s) where such Grantor keeps its records concerning the Collateral, and the original copies of all chattel paper which evidences the Collateral:

            4500 Carillon Point
            Kirkland, WA 98033

Item 2. Trade Names:

            None

Item 3. Other Legal Names:

            None

Item 4. Mergers or other corporate reorganizations

            None

Grantor: Nextel Partners, Inc.

Item 1. Place(s) of business and chief executive office of such Grantor and the office(s) where such Grantor keeps its records concerning the Collateral, and the original copies of all chattel paper which evidences the Collateral:

            4500 Carillon Point
            Kirkland, WA 98033

Item 2. Trade Names:

            None

Item 3. Other Legal Names:

            None

Item 4. Mergers or other corporate reorganizations

            None

                                                                         ANNEX I

                              CONSENT AND AGREEMENT

      This CONSENT AND AGREEMENT (this "Consent"), dated as of September 9, 1999, is made by and between [NEXTEL WIP CORP., a Delaware corporation][NEXTEL WIP LEASE CORP., a Delaware corporation] [MOTOROLA, INC., a Delaware corporation] [NEXTEL COMMUNICATIONS, INC., a Delaware corporation] (the "Counterparty") and BANK OF MONTREAL, as Administrative Agent (the "Administrative Agent") for the Lenders (as defined below). Capitalized terms used herein, and not otherwise defined herein, shall have the meanings ascribed to them in the Credit Agreement referred to below.

      WHEREAS, the Counterparty has entered into the agreements listed on
Schedule I hereto (as amended, supplemented, amended and restated or otherwise modified from time to time, collectively, the "Assigned Agreements")

      WHEREAS, Nextel Partners Operating Corp., a Delaware corporation (the "Borrower") has entered into an Amended and Restated Credit Agreement, dated as of September 9, 1999 (the "Amended and Restated Credit Agreement"), amending and restating in its entirety the Credit Agreement, dated as of January 29, 1999 (as amended, supplemented, amended and restated, restructured or otherwise modified from time to time, including any refinancing in whole or in part thereof, the "Credit Agreement"), among the Borrower, certain commercial lending institutions (the "Lenders") and the Administrative Agent, pursuant to which the Lenders have agreed to make Credit Extensions to the Borrower;

      WHEREAS, as security for the Obligations, Nextel Partners, Inc., a Delaware corporation (the "Parent"), the Borrower and Nextel WIP Lease Corp., ("Realco") (each, an "Assignor" and collectively, the "Assignors") have assigned to the Administrative Agent, for the benefit of the Secured Parties (as defined in the Assignment Agreement referred to below), all of their respective right, title and interest under (but not any of their obligations, liabilities or duties with respect thereto) the Assigned Agreements (the "Assigned Rights") pursuant to the Assignment and Security Agreement dated as of September 9, 1999 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "Assignment Agreement") made by the Parent, the Borrower and Realco in favor of the Administrative Agent for the benefit of the Secured Parties;

      WHEREAS, the execution and delivery by the Counterparty of this Consent is a condition precedent to the effectiveness of the transactions contemplated by the Credit Agreement;

      NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

      SECTION 1. The Counterparty hereby irrevocably consents to:

            (a) the assignment by the Assignors to the Administrative Agent for the benefit of the Secured Parties of the Assigned Rights as security for the performance of the Obligations;

            (b) any subsequent transfer by the Administrative Agent of the Assigned Rights to any Person that may become a successor Administrative Agent; and

            (c) to the extent any such transfer would have been permitted to have been made by the applicable Assignor under the applicable Assigned Agreement, any subsequent transfer of the Assigned Rights to any Person in connection with the Administrative Agent's or any successor Administrative Agent's exercise of its rights and remedies, at law, in equity or otherwise; provided, that each such Person shall have assumed in writing all of the duties and obligations of the applicable Assignor under the Assigned Agreement arising on or after the date of such assumption.

      SECTION 2. The Counterparty agrees as set forth below:

            (a) the assignments referred to in Section 1 shall be fully binding and effective against the Counterparty and shall not constitute a breach or default under the Assigned Agreement;

            (b) upon the transfer of the Assigned Rights to any Person pursuant to Section 1(c) above, such Person shall succeed to all rights and benefits of the Assignors under the Assigned Agreement to the same extent as if such Person were named in place of the applicable Assignor in the Assigned Agreement;

            (c) notwithstanding the assignments referred to in Sections 1(a) through 1(c) above, no Assignor shall be relieved of any duty or obligation under the Assigned Agreement;

            (d) the Counterparty shall send to the Administrative Agent a copy of any written notice provided by the Counterparty to any Assignor regarding any event, occurrence or omission (a "Breach") giving rise to the Counterparty's right to exercise any remedies under the Assigned Agreement, and the Administrative Agent will have the same right, if any, to cure the Breach as the applicable Assignor (but will have no obligation to cure) during the same time period afforded to the applicable Assignor; and

            (e) in the event that either (i) the Assigned Agreement is rejected, in whole or in part, by a trustee or debtor-in-possession in any bankruptcy or insolvency proceeding regarding any Assignor or (ii) the Assigned Agreement is deemed to be in whole or in part a contract to extend "financial accommodations" within the meaning of Section 365 of the United States Bankruptcy Code, 11 U.S.C. ss. 365, and the order regarding an event described in clause (i) or (ii) has not been stayed, within 60 days after an event described in clause (i) or (ii) has occurred, the Administrative Agent or its assignee or designee may undertake in writing to the Counterparty that it intends and is legally authorized to perform the obligations of the applicable Assignor under the Assigned Agreement and shall otherwise satisfy the conditions of clauses (i) and (ii) above, and in such event the Counterparty will execute and deliver to the Administrative Agent or such assignee or designee a new agreement (a "New Agreement") with regard to that portion of the Assigned Agreement affected by an event described in clause (i) or (ii) above, as the case may be, upon the same terms and conditions as set forth in such affected portion of the Assigned Agreement. Such New Agreement shall be for the balance of the then remaining term under the Assigned Agreement before giving effect to such event described in clause (i) or (ii) above, as the case may be, and shall contain the same conditions, agreements, terms, provisions and limitations as the Assigned Agreement (except for any requirements that have been fulfilled by the applicable Assignor prior to such rejection). References in this Section 2 to "the Assigned Agreement" shall be deemed also to refer to the New Agreement.

      SECTION 3. Miscellaneous.

            (a) Separate Counterparts: Amendments. Waiver. This Consent may be executed in separate counterparts, each of which when so executed and delivered shall be an original but all such counterparts shall constitute one and the same instrument. Neither this Consent nor any of the terms hereof may be terminated, amended, supplemented, waived or modified except by an instrument in writing signed by each of the Counterparty and the Administrative Agent or any successor Administrative Agent, as the case may be.

            (b) Severability of Provisions. Any provision of this Consent which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

            (c) Successors and Assigns. This Consent shall be binding upon and shall inure to the benefit of the Counterparty and its permitted successors and assigns and the Administrative Agent and any successor Administrative Agent.

            (d) Governing Law. THIS CONSENT SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE.

            (e) Obligations Absolute and Unconditional. The Counterparty's obligations hereunder are absolute and unconditional, except as otherwise provided herein, and the Counterparty has no right, and shall have no right, to terminate this Consent or to be released, relieved or discharged from any obligation hereunder except for material default by the Administrative Agent of its obligations hereunder or upon the earlier of
      (i) the expiration or other termination of the Assigned Agreement or (ii) the repayment in full of all Secured Obligations then due, the termination or expiration of all Letters of Credit and the termination of all Commitments under the Credit Agreement.

            (f) No Duty of Administrative Aaent to Direct Proceeds. etc. Nothing herein shall be construed to impose upon the Administrative Agent or the Counterparty any duty to direct the application of the Loans contemplated by the Credit Agreement. The Counterparty acknowledges and agrees that the Administrative Agent is not obligated under the Credit Agreement to the Counterparty or any of its subcontractors, materialmen, suppliers or laborers. The Administrative Agent acknowledges and agrees that the Counterparty is not obligated under the Credit Agreement to the Administrative Agent or any of its subcontractors, materialmen, suppliers or laborers. The Counterparty is executing this Consent to induce the Lenders to make the Credit Extensions under the Credit Agreement.

            (g) Addresses for Notices. All notices and other communications provided to any party hereto under this Consent shall be in writing or facsimile and addressed, delivered or transmitted (receipt confirmed telephonically) to such party at its address or facsimile number set forth below its signature hereto or at such other address or facsimile number as may be designated by such party in a notice to the other parties. Any notice, if mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any notice, if transmitted by facsimile, shall be deemed given when transmitted.

            (h) Waiver of Jury Trial. EACH OF THE COUNTERPARTY AND THE ADMINISTRATIVE AGENT (ON BEHALF OF ITSELF, ANY SUCCESSOR ADMINISTRATIVE AGENT AND EACH LENDER) HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS CONSENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE SECURED PARTIES OR THE COUNTERPARTY HEREUNDER THE COUNTERPARTY ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDERS MAKING CREDIT EXTENSIONS UNDER THE CREDIT AGREEMENT.

            (i) Forum Selection and Consent to Jurisdiction. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS CONSENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE SECURED PARTIES OR THE COUNTERPARTY SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF NEW YORK, COUNTY OF NEW YORK, OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK. EACH OF THE COUNTERPARTY AND THE ADMINISTRATIVE AGENT (ON BEHALF OF ITSELF, ANY SUCCESSOR ADMINISTRATIVE AGENT AND EACH LENDER) HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK, COUNTY OF NEW YORK, AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY SUCH LITIGATION SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGEMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION TO WHICH IT IS A PARTY. EACH OF THE COUNTERPARTY AND THE ADMINISTRATIVE AGENT (ON BEHALF OF ITSELF ANY SUCCESSOR ADMINISTRATIVE AGENT AND EACH LENDER) FURTHER IRREVOCABLY CONSENTS FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE, TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK. EACH OF THE COUNTERPARTY AND THE ADMINISTRATIVE AGENT (ON BEHALF OF ITSELF, ANY SUCCESSOR ADMINISTRATIVE AGENT AND EACH LENDER) HEREBY EXPRESSLY AND IRREVOCABLY WAIVES FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT THE COUNTERPARTY OR THE ADMINISTRATIVE AGENT HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURTS OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, THE COUNTERPARTY OR THE ADMINISTRATIVE AGENT, AS APPLICABLE, HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS CONSENT.

      IN WITNESS WHEREOF, each of undersigned parties has caused this Consent to be executed by its officer thereunto duly authorized as of the day and year first above written.


                                        [NEXTEL WIP CORP.]
                                        [NEXTEL WIP LEASE CORP.]
                                        [MOTOROLA, INC.]
                                        [NEXTEL COMMUNICATIONS, INC.]

                                        By:_____________________________________
                                        Title:

                                        Address:

                                        Facsimile No.:

                                        Attention:


                                        BANK OF MONTREAL, as
                                        Administrative Agent


                                        By:_____________________________________
                                           Title:
                                           Address:    115 S. LaSalle St.
                                                       11th Floor
                                                       Chicago, IL 60603

                                           Facsimile No.: (3 12)-750-3456

                                           Attention: Terri Perez-Ford

                                                                   SCHEDULE I TO
                                                           CONSENT AND AGREEMENT

                               Assigned Agreements

Asset Transfer and Reimbursement Agreement dated as of September 9, 1999 between the Borrower and NWIP

Expansion Territory Management Agreement dated as of September 9, 1999 between the Borrower and NWIP

Supplement No. 1 to iDEN Infrastructure Equipment Purchase Agreement between the Borrower and Motorola, Inc.

First Amendment to Analog Management Agreement between the Borrower and NWIP